Exhibit 99.1





                         UNITED STATES BANKRUPTCY COURT
                          NORTHERN DISTRICT OF GEORGIA
                                 NEWNAN DIVISION


IN RE:                             }       CASE NUMBER
                                   }       02-10835
                                   }
The NewPower Company, et. al.      }       JUDGE  W. Homer Drake, Jr.
                                   }
DEBTORS                            }       CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                            FROM 7/31/05 To 8/31/2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                                Paul Ferdinands
                                                ---------------------------
                                                Attorney for Debtor

Debtor's Address                                Attorney's Address
and Phone Number                                and Phone Number

P.O. Box 17296                                  191 Peachtree St.
Stamford, Ct 06907                              Atlanta, GA 30303
Tel: (203)329-8412                              Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                           Totals

For Period from July 31, 2005 through August 31, 2005

Opening Cash Balance -7/31/05                         $     52,279


Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                             32
------------------------------------------------------------------
Total Inflows                                                   32
--------------------------------------------------------------------------------------------------------------
                                                                     Distribution of Outflows
Outflows:                                                           NewPower      The NewPower
Post Petition:                                                    Holdings, Inc.    Company
--------------                                                    --------------    -------
Professionals - Bankruptcy                                      93           93
Consulting Fees
Lockbox Fees                                                     0            0
Supplies & Misc
Rent                                                             1            1
Insurance
Utilities (Heat, Hydro, Phone, etc.)                             0            0
Payroll                                                          7            7
T&E Reimbursements
State Tax Payments                                             102          102
Distribution to Equity
--------------------------------------------------------------------------------------------------------------
Total Outflows                                                 203          203
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
Net Cash Flows                                                (171)
------------------------------------------------------------------

                                                      -------------------
Closing Cash Balance                                  $     52,108
======================================================-------------------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                               34,528







                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from July 30, 2005 through August 31, 2005
Amounts in $000's


Accounts Receivable at Petition Date:    $ 75,200


Beginning of Month Balance*  - Gross     $ 13,476 (per 7/31/05 G/L)
PLUS:  Current Month New Billings               -
LESS:  Collections During the Month             -
                                         -------------

End of Month Balance - Gross             $ 13,476 (per 8/31/05 G/L)
Allowance for Doubtful Accounts           (13,476)
                                         -------------

End of Month Balance - Net of Allowance  $      -
                                         =============

                                  Note:  The accounts receivable aging below
                                         relates only to deliveries to
                                         customers subsequent to the June 11,
                                         2002 petition date.



                                         AR Aging for Post Petition Receivables

                                          Current   > 30 days  > 60 days  Total
                                        ---------------------------------------

                                        $       -   $       -  $     111  $ 111

                                                                   Attachment 2
NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from July 30, 2005 through August 31, 2005
Amounts in $000's


See attached System Generated A/P reports as of 7/31/2005 (Attachments 2A and
2B).


Beginning of Period Balance              $    - (per 7/31/05 G/L)
PLUS:  New Indebtedness Incurred                 371
LESS:  Amounts Paid on A/P                      (196)
                                         ------------

End of Month Balance                     $       175 (per 8/31/05 G/L)
                                         ============

                                                                    Exhibit 2A

                             The New Power Company
                             Vendor Balance Detail
                             As of August 31, 2005


                                                Date           Amount          Balance
                                             ------------   --------------   ------------
Archivesone                                                                         0.00
                                              08/18/2005           419.10         419.10
                                              08/18/2005          -419.10           0.00
                                                            --------------   ------------
Total Archivesone                                                    0.00           0.00

D'Arcangelo & Co. LLP                                                               0.00
                                              08/18/2005        10,700.00      10,700.00
                                              08/18/2005       -10,700.00           0.00
                                                            --------------   ------------
Total D'Arcangelo & Co. LLP                                          0.00           0.00

Delaware Secretary of State                                                         0.00
                                              08/18/2005       101,970.00     101,970.00
                                              08/18/2005      -101,970.00           0.00
                                                            --------------   ------------
Total Delaware Secretary of State                                    0.00           0.00

Kaster Moving Co. Inc.                                                              0.00
                                              08/18/2005            82.50          82.50
                                              08/18/2005           -82.50           0.00
                                                            --------------   ------------
Total Kaster Moving Co. Inc.                                         0.00           0.00

Mellon Investors Services, LLC                                                      0.00
                                              08/18/2005         1,370.34       1,370.34
                                              08/18/2005        -1,370.34           0.00
                                                            --------------   ------------
Total Mellon Investors Services, LLC                                 0.00           0.00

Ms. Patricia Foster                                                                 0.00
                                              08/18/2005           385.29         385.29
                                              08/18/2005          -385.29           0.00
                                                            --------------   ------------
Total Ms. Patricia Foster                                            0.00           0.00

Parker, Hudson, Rainer & Dobbs                                                      0.00
                                              08/18/2005        20,871.77      20,871.77
                                              08/18/2005        59,141.88      80,013.65
                                              08/18/2005       -80,013.65           0.00
                                                            --------------   ------------
Total Parker, Hudson, Rainer & Dobbs                                 0.00           0.00

Pink Sheets LLC                                                                     0.00
                                              08/18/2005           288.00         288.00
                                              08/18/2005          -288.00           0.00
                                                            --------------   ------------
Total Pink Sheets LLC                                                0.00           0.00

Poorman-Douglas Corporation                                                         0.00
                                              08/18/2005           777.05         777.05
                                              08/18/2005          -777.05           0.00
                                                            --------------   ------------
Total Poorman-Douglas Corporation                                    0.00           0.00

SNET                                                                                0.00
                                              08/18/2005            10.90          10.90
                                              08/18/2005           -10.90           0.00
                                                            --------------   ------------
Total SNET                                                           0.00           0.00
                                                            --------------   ------------
TOTAL                                                                0.00           0.00
                                                            ==============   ============



                                                                    Exhibit 2A

                             The New Power Company
                             Vendor Balance Detail
                             As of August 31, 2005


                                                Date           Amount          Balance
                                             ------------   --------------   ------------

New Invoices                                                   196,016.83
Bills Paid                                                    -196,016.83



                                                                Exhibit 2B

                             The New Power Company
                              Unpaid Bills Detail
                             As of August 31, 2005




                                                     Open Balance
                                                    ----------------

      Franchise Tax Liability                            158,379.00
      Payroll Tax Liablility                              16,728.00
                                                    ----------------
                                                         175,107.00
                                                    ----------------
 TOTAL                                                   175,107.00
                                                    ================

                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from July 30, 2005 through August 31, 2005
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date         $ 15,587


Inventory at Beginning of Period           $      - (per 7/31/05 G/L)
PLUS:  Inventrory Purchased                       -
LESS:  Inventory Used or Sold                     -
                                           ------------

End of Month Balance                       $      - (per 8/31/05 G/L)
                                           ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period        $      -
Less:  Depreciation Expense                       -
Less:  Dispositions                               -
Add:  Purchases                                   -
                                           ------------

Fixed Assets at End of Period              $      -
                                           ============

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $      1,574,659.52
Total Deposits            $          7,675.40
Total Payments            $        203,391.92
Closing Balance           $      1,378,943.00
Service Charges           $            276.71

First Check issued this Period                 N/A
Last Check issued this Period                  N/A
Total # of checks issued this Period           N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Money Market

Beginning Balance         $     16,204,676.00
Total Deposits            $          8,945.87
Total Payments
Closing Balance           $     16,213,621.87
Service Charges           $                -

First Check issued this Period                 N/A
Last Check issued this Period                  N/A
Total # of checks issued this Period           N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Reserve Account
Account Number:
Purpose of Account:       Reserve for Shareholder Distributions

Beginning Balance         $     34,508,550.25
Total Deposits            $         19,142.10
Total Payments
Closing Balance           $     34,527,692.35
Service Charges           $                -

First Check issued this Period                 N/A
Last Check issued this Period                  N/A
Total # of checks issued this Period           N/A

April 2005 Interest       $         18,396.07
May 2005 Interest         $         19,019.43
June 2005 Interest        $         18,416.06
July 2005 Interest        $         19,040.10
August 2005 Interest      $         19,142.10


Interest Calculations:

                               Shares       Distribution   2004 Int.    Q1 2005     Q2 2005     Jul-05      Aug-05      Balance
Lana Pai                         1,032,000     608,880.00      729.73      947.70      989.97      337.61     339.42     612,224.43
Enron Energy Services            8,650,400   5,103,736.00    6,116.75    7,943.81    8,298.11    2,829.89   2,845.05   5,131,769.60
Cortez Energy Services           5,000,000   2,950,000.00    3,535.53    4,591.59    4,796.38    1,635.70   1,644.46   2,966,203.64
McGarrett I,  LLC                6,766,400   3,653,856.00    4,379.09    5,687.12    5,940.77    2,025.97   2,036.82   3,673,925.76
McGarrett II,  LLC               8,458,200   4,567,428.00    5,473.99    7,109.06    7,426.14    2,532.52   2,546.08   4,592,515.79
McGarrett III, LLC               2,791,800   1,507,572.00    1,806.80    2,346.49    2,451.15      835.91     840.39   1,515,852.73
                                                                                                                                  -
Surfboards & Co.- warrants       5,404,800   2,918,592.00    3,497.89    4,542.70    4,745.31    1,618.28   1,626.95   2,934,623.13
EES Warrant Trust - warrants    24,117,800  13,023,612.00   15,608.59   20,270.86   21,174.96    7,221.24   7,259.93  13,095,147.59
Ari Benacerraf- options             10,000       5,400.00        6.47        8.40        8.78        2.99       3.01       5,429.66
                                          -----------------------------------------------------------------------------------------
                                            34,339,076.00   41,154.84   53,447.73   55,831.56   19,040.10  19,142.10  34,527,692.33


                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                    $203,115.21
Total Payments                    $203,115.21
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                      200751
Last Check issued this Period                       200762
Total # of checks issued this Period                    12

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                         $46.44
Total Payments                         $46.44
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                          NA
Last Check issued this Period                           NA
Total # of checks issued this Period                    NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/IBM Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                         $0.00

First Check issued this Period                        N/A
Last Check issued this Period                         N/A
Total # of checks issued this Period                  N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 10 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 11 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                       $0.00 CAN$
Total Deposits
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges           $               -

First Check issued this Period                        NA
Last Check issued this Period                         NA
Total # of checks issued this Period                   0


                          ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 12 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                       N/A
Last Check issued this Period                        N/A
Total # of checks issued this Period                 N/A


                          ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 13 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                       N/A
Last Check issued this Period                        N/A
Total # of checks issued this Period                 N/A


                          ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 14 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 15 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                          ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 16 of 16


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges           N/A

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A


                          ACCOUNT CLOSED

                                                                   Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from July 30, 2005 through August 31, 2005
Amounts in $000's

Taxes Paid During the Month
---------------------------

In August, the Company paid out $101,000 in 2005 Franchise Tax Payments to the State of Delaware where the Company is incorporated.




Taxes Owed and Due
------------------

As of August 31, 2005, the Company has recorded a liability related to payroll taxes due and payable on a quarterly basis.

                                                                  Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from July 30, 2005 through August 31, 2005
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                           Full Time  Part Time
# of Employees at beginning of period                                         1
# hired during the period                                          -          -
# terminated/resigned during period                                -          -
                                                           --------------------
# employees on payroll - end of period                             0          1
                                                           ====================

# of employees on temporary consulting assignments                            0

Confirmation of Insurance
-------------------------

See supplemental attachment.*


*  Omitted

                                                                  Attachment 7B
                                                                 (Supplemental)


                   Payments made to insiders 8/01/05 -8/31/05
Payments are in gross amts

                  Title               Amount        Date        Type

FOSTER, MARY      President & CEO     $ 5,208.33      8/15/2005 Salary for pay period 8/01 - 8/15
                                      $ 5,208.33      8/31/2005 Salary for pay period 8/16 - 8/31

                                      ------------

                                      $ 10,416.67
                                      ============


                                                                   Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from July 30, 2005 through August 31, 2005

None